Exhibit 99.4

Source Capital Group, Inc.


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  SUBJECT TO APPROVAL BY SOURCE CAPITAL GROUP LEGAL & DUE DILIGENCE COMPLETION
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                                                                    May 14, 2010

Robert R. Kauffman
Alanco Technologies, Inc.
15575 N. 83rd Way, Suite 3
Scottsdale, AZ  85260

         Source Capital Group, Inc. Proposed Offering Engagement Letter


To Mr. Kauffman:

     The purpose of this engagement letter is to set forth the terms pursuant to which Source Capital Group, Inc. whose address is 276 Post Road West, Westport, CT 06880 (hereinafter referred to as "Source" or "SCG" or "Dealer Manager") will act as the sole exclusive placement agent and financial advisor for a proposed issuance, or series of issuances, of registered equity securities ("Proposed Offering") of Alanco Technologies, Inc. whose address is 15575 N. 83rd Way, Suite 3, Scottsdale, AZ 85260 (collectively, with its subsidiaries and affiliates), (hereinafter referred to as the "Issuer" or the "Company"), in connection with a issuance of securities from the Issuer's effective Form S-3 registration statement.

     The terms of our agreement are as follows:

     1. The Issuer hereby retains and engages Source, for the period beginning on the date hereof and ending on the Closing Date of the Proposed Offering, unless sooner terminated by either Issuer or Source with five (5) business days written notice or extended in the mutual discretion of the Issuer and Source (the "Engagement Period"), to act as the Issuer's sole exclusive placement agent, financial advisor and/or dealer-manager in connection with the Proposed Offering. The compensation for acting as the exclusive sole placement agent to the Issuer and conditions of Source's engagement is stated hereunder. During the Engagement Period and as long as Source is proceeding in good faith with activities in connection with the Proposed Offering, the Issuer agrees not to solicit, negotiate with or enter into any agreement with any other source of financing (as it applies to issuance of securities from Issuer's effective Form S-3 registration statement), any placement agent, financial advisor, dealer manager or any other person or entity in connection with the Proposed Offering, as the case may be.

     2. In consideration for its services in the Proposed Offering, Source shall be entitled to a cash fee equal to 8% of the dollar amount received by the Issuer, in connection with a Proposed Offering, less any amounts received in advance of the offering to cover actual expenses incurred by Source. The Company shall pay Source for expenses incurred up to $10,000 to the extent that Source provides the Company with supporting invoices/receipts of actual expenses incurred that accrues to up to $10,000.

     3. The Issuer shall only be responsible for and pay for the expenses relating to the Proposed Offering, relating to filing fees relating to any registration statement required to be filed as part of the Proposed Offering of and any filing fees relating to the review of the Proposed Offering materials by the Financial Industry Regulatory Authority, Inc. ("FINRA"); all fees and expenses relating to the listing of such Shares on the exchange where the Common Stock is (or will be) listed; all fees, expenses and disbursements relating to the registration or qualification of the Shares under the "blue sky" securities laws of any states or other jurisdictions; the costs of mailing and printing all of the Proposed Offering documents, Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as Source may reasonably deem necessary; the fees and expenses of the Issuer's accountants and the fees and expenses of the Issuer's legal counsel and other agents and representatives.

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

     4. Source may plan and arrange one or more "road show" trips for the Issuer's management to market the Proposed Offering. The Issuer shall pay for its own expenses, including, without limitation, travel and lodging expenses, associated with such trips. During the 45-day period prior to the filing of the Registration Statement, if applicable, with the Securities and Exchange Commission ("Commission"), and at all times thereafter prior and following the effectiveness of such Registration Statement, the Issuer and its officers, directors and related parties will abide by all rules and regulations of the Commission relating to public Proposed Offerings, including, without limitation, those relating to public statements (i.e., "gun jumping") and disclosures of material non-public information.

     5. The Proposed Offering shall be conditioned upon, among other things, the following:

          (a) Satisfactory completion by Source of its due diligence investigation and analysis of: (i) the Issuer's arrangements with its officers, directors, employees, affiliates, customers and suppliers, (ii) the audited historical financial statements of the Issuer as may be required by the Act and rules and regulations of the Commission thereunder for inclusion in the Registration Statement, if applicable, and (iii) the Issuer's projected financial results for the fiscal years ending December 31, 2010 and December 31, 2011;

          (b) The continued listing of the Common Stock on its current exchange or migration to a higher exchange ("Trading Market");

          (c) Source shall have received from outside counsel to the Issuer such counsel's written opinion, addressed to Source, dated as of the Closing, in customary form and substance reasonably satisfactory to Source;

          (d) FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by Source, make or authorize Source's counsel to make on the Company's behalf, an Issuer Filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 and pay all filing fees required in connection therewith.

          (e) Prior to the Closing, the Company shall have furnished to Source such further information, certificates and documents as Source may reasonably request, including customary audit comfort letters (all opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for Source); and

          (f) Any Proposed Offering shall fund through an escrow account established by Source and paid for by the Issuer.

     6. The Issuer represents and warrants to Source as follows:

          (a) The Issuer has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereunder and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Issuer and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary

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
     action on the part of the Issuer and no further action is required by the Issuer, its board of directors or its stockholders in connection herewith. This Agreement has been duly authorized and executed by the Issuer and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

          (b) The execution, delivery and performance of this Agreement by the Issuer do not and will not (i) conflict with or violate any provision of the Issuer's or any subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Issuer or any subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Issuer or subsidiary debt or otherwise) or other understanding to which the Issuer or any subsidiary is a party or by which any property or asset of the Issuer or any subsidiary is bound or affected (except as may have been consented to or waived), or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Issuer or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Issuer or a Subsidiary is bound or affected.

          (c)  The  Issuer  is not  required  to  obtain  any  consent,  waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other "Person" (defined as an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability Issuer, joint stock Issuer, government (or an agency or subdivision thereof) or other entity of any kind) in connection with the execution, delivery and performance by the Issuer of this Agreement, other than such filings as are required to be made under applicable Federal and state securities laws, by the Trading Market.

          (d) Except as otherwise provided in this Agreement, no brokerage or finder's fees or commissions are or will be payable by the Issuer to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the this Agreement. Source shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the offer and sale of the Securities contemplated by the this Agreement.

          (e) The Issuer has not, and to its knowledge none of its officers or directors have, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (other than Source's placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Issuer other than pursuant to this Agreement.

          (f) To the knowledge of the Issuer, there are no affiliations with any FINRA member firm among the Issuer's officers, directors or any five percent (5%) or greater stockholder of the Issuer.

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
          (g) Source shall be a third party beneficiary of any representations and warranties given to any investors in the Proposed Offering, which representation and warranties shall be reasonably acceptable to Source.

     7. Source reserves the right to reduce any item of its compensation or adjust the terms thereof as specified herein in the event that a determination and/or suggestion shall be made by FINRA to the effect that Source's aggregate compensation is in excess of FINRA rules or that the terms thereof require adjustment; provided, however, the aggregate compensation otherwise to be paid to Source by the Issuer may not be increased above the amounts stated herein without the approval of the Issuer.

     8. The Issuer agrees that no solicitation material apart from, if applicable, the Registration Statement will be used by it in connection with the Proposed Offering or filed with the Commission or any federal, state or local governmental or regulatory authority by or on behalf of the Issuer without Source's prior approval, which approval may not be unreasonably delayed, withheld or denied.

     9. The Issuer agrees that it will not issue press releases or engage in any other publicity, without Source's prior written consent, commencing on the date hereof and continuing for a period of forty (40) days from the Closing of the Proposed Offering, other than normal and customary releases issued in the ordinary course of the Issuer's business. The Issuer covenants to adhere to all "gun jumping" and "quiet period" rules and regulations of the Commission prior to, during and following the filing of the Registration Statement, if applicable, and the consummation of the Proposed Offering.

     10. During the Engagement Period or until the Closing, the Issuer agrees to cooperate with Source and to furnish, or cause to be furnished, to Source, any and all information and data concerning the Issuer, its subsidiaries and the Proposed Offering that Source deems appropriate, including, without limitation, the Issuer's acquisition plans and plans for raising capital or additional financing (the "Information"). The Issuer shall provide Source reasonable access during normal business hours from and after the date of execution of this Agreement until the date of the Closing to all of the Issuer's and its subsidiaries assets, properties, books, contracts, commitments and records and to the Issuer's and its subsidiaries officers, directors, employees, appraisers, independent accountants, legal counsel and other consultants and advisors. The Issuer represents and warrants to Source that all Information: (i) made available  by the  Issuer to  Source or its  agents  and  representatives,  (ii)
contained in any preliminary or final Prospectus prepared by the Issuer in connection with the Proposed Offering, and (iii) contained in any filing by the Issuer with any court or governmental regulatory agency, commission or instrumentality, will be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements are made. The Issuer further represents and warrants to Source that all such Information will have been prepared by the Issuer in good faith and will be based upon assumptions which, in light of the circumstances under which they were made, are reasonable. The Issuer acknowledges and agrees that in rendering its services hereunder, Source will be using and relying on such information (and information available from public sources and other sources deemed reliable by Source) without independent verification thereof by Source or independent appraisal by Source of any of the Issuer's assets. The Issuer acknowledges and agrees that this engagement letter and the terms hereof are confidential and will not be disclosed to anyone other than the officers and directors of the Issuer and the Issuer's accountants, advisors and legal counsel. Except as contemplated by the terms hereof or as required by applicable law, Source shall keep strictly confidential all non-public Information concerning the Issuer provided to Source. No obligation of confidentiality shall apply to Information that: (a) is in the public domain as of the date hereof or hereafter enters the public domain without a breach by Source, (b) was known or became known by Source prior to the Issuer's disclosure thereof to Source, (c) becomes known to Source from a source other than the Issuer, and other than by the breach of an obligation of confidentiality owed to the Issuer, (d) is disclosed by the Issuer to a third party without restrictions on its disclosure or (e) is independently developed by Source. Source's obligations of confidentiality hereunder shall extend to its employees.

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
     11. This engagement letter shall be deemed to have been made and delivered in New York City and both this engagement letter and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof.

     12. Each of Source and the Issuer: (i) agrees that any legal suit, action or proceeding arising out of or relating to this engagement letter and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of Source and the Issuer further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Issuer mailed by certified mail to the Issuer's address shall be deemed in every respect effective service of process upon the Issuer, in any such suit, action or proceeding, and service of process upon Source mailed by certified mail to Source's address shall be deemed in every respect effective service process upon Source, in any such suit, action or proceeding. Notwithstanding any provision of this engagement letter to the contrary, the Issuer agrees that neither Source nor its affiliates, and the respective officers, directors, employees, agents and representatives of Source, its affiliates and each other person, if any, controlling Source or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Issuer for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by us that are finally judicially determined to have resulted from the bad faith or gross negligence of such individuals or entities. Source will act under this engagement letter as an independent contractor with duties to the Issuer. Because Source will be acting on the Issuer's behalf in this capacity, it is Source's practice to receive indemnification. A copy of Source's standard indemnification form is attached to this engagement letter as Exhibit A.


                            [Signature Page Follows]


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

     We are delighted at the prospect of working with you and look forward to a successful Proposed Offering. If you are in agreement with the foregoing, please execute and return two copies of this engagement letter to the undersigned. This engagement letter may be executed in counterparts and by facsimile transmission.


                                    Regards,

                                    SOURCE CAPITAL GROUP, INC.



                                    By:  ___________________________
                                         Name:  Richard Kreger
                                         Title: Senior Managing Director




                                    By:  ___________________________
                                         Name:  Russ Newton
                                         Title: Chief Financial Officer


ACCEPTED AND AGREED TO AS OF THE DATE FIRSTABOVE WRITTEN:

ALANCO TECHNOLOGIES, INC.



By: ___________________________
    Name:  Robert R. Kauffman
    Title: Chief Executive Officer



                      [Signature Page to Engagement Letter]

             [Exhibit A, Indemnification Letter Begins on Next Page]


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

This Exhibit A is a part of and is incorporated into the Proposed Offering Engagement Letter dated May 14, 2010 between the Issuer and Source Capital Group, Inc. ("Source"). Capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Agreement.

The Issuer agrees to indemnify and hold harmless Source, its affiliates and each person controlling Source (within the meaning of Section 15 of the Securities
Act), and the directors, officers, agents and employees of Source, its affiliates and each such controlling person (Source, and each such entity or person. an "Indemnified Person") from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the "Liabilities"), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the "Expenses") as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation, whether or not any Indemnified Person is a party thereto (collectively, the "Actions"), (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in any offering documents prepared by the Issuer (including any amendments thereof and supplements thereto) (the "Offer Documents") or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Offer Documents) or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to the Agreement, the transactions contemplated thereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (ii) only, the Issuer shall not be responsible for any Liabilities or Expenses of any Indemnified Person that have resulted primarily from such Indemnified Person's (x) gross negligence, bad faith or willful misconduct in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Issuer in connection with the offer or sale of the Securities in the Transaction which were not authorized for such use by the Issuer and which use constitutes negligence, bad faith or willful misconduct. The Issuer also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person's rights under the Agreement, which includes this Exhibit A.

Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under the Agreement, such Indemnified Person shall promptly notify the Issuer in writing; provided that failure by any Indemnified Person so to notify the Issuer shall not relieve the Issuer from any liability which the Issuer may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Issuer shall have been prejudiced by such failure. The Issuer shall, if requested by Source, assume the defense of any such Action including the employment of counsel reasonably satisfactory to Source, which counsel may also be counsel to the Issuer. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Issuer has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impeded parties) include such Indemnified Person and the Issuer, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Issuer from representing both the Issuer (or another client of such counsel) and any Indemnified Person; provided that the Issuer shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or related Actions, in addition to any local counsel. The Issuer shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Issuer shall not, without the prior written consent of Source (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

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

In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with the Agreement, the Issuer shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Issuer, on the one hand, and to Source and any other Indemnified Person, on the other hand, of the matters contemplated by the Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Issuer, on the one hand, and Source and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Issuer contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by Source pursuant to the Agreement. For purposes of this paragraph, the relative benefits to the Issuer, on the one hand, and to Source on the other hand, of the matters contemplated by the Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Issuer in the transaction or transactions that are within the scope of the Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to Source under the
Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act of 1933, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

The Issuer also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Issuer for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to the Agreement, the transactions contemplated thereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Issuer that have resulted primarily from such Indemnified Person's gross negligence, bad faith or willful misconduct in connection with any such advice, actions, inactions or services.

The reimbursement, indemnity and contribution obligations of the Issuer set forth herein shall apply to any modification of the Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, the Agreement.

ACCEPTED AND AGREED TO AS OF THE DATE FIRSTABOVE WRITTEN:

Alanco Technologies, Inc.                      Source Capital Group, Inc.



By: ___________________________                By: _____________________________
    Robert R. Kauffman                             Richard Kreger
    Chief Executive Officer                        Senior Managing Director

                                               By: _____________________________
                                                   Russ Newton
                                                   Chief Financial Officer